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                                                                   EXHIBIT 23(A)


                        CONSENT OF INDEPENDENT AUDITORS


THE BOARD OF DIRECTORS
ELECTRONIC DATA SYSTEMS CORPORATION:

       We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus, which is part of this Registration Statement.



                                    /s/ KPMG PEAT MARWICK LLP

Dallas, Texas
August 13, 1996